UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 18, 2004

Cytyc Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27558	02-0407755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Swanson Road, Boxborough, MA	01719
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(978) 263-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Cytyc Corporation issued a press release on October 18, 2004 to announce that it had entered into a multi-year agreement with Laboratory Corporation of America® Holdings (“LabCorp”) to place Cytyc’s ThinPrep® Imaging System in LabCorp facilities and to extend the existing contract for the ThinPrep® Pap Test. Additional information relating to this matter is contained in the press release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The exhibit filed as part of this Current Report on form 8-K is listed on the Exhibit Index immediately preceding such exhibit, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTYC CORPORATION

By:	/s/ Patrick J. Sullivan
Patrick J. Sullivan Chairman, Chief Executive Officer, and President

Date: October 18, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 18, 2004.